Norfolk Southern Corporation and Subsidiaries
                     Consolidated Statements of Income
                                (Unaudited)
                       ($ millions except per share)

                                                             Years Ended
                                                             December 31,
                                                         -------------------
                                                         2000          1999
                                                         ----          ----

   RAILWAY OPERATING REVENUES                          $ 6,159       $ 5,242
                                                       -------       -------

   RAILWAY OPERATING EXPENSES:
    Compensation and benefits                            2,234         1,855
    Materials, services and rents                        1,445         1,274
    Conrail rents and services                             478           311
    Depreciation                                           503           475
    Diesel fuel                                            478           255
    Casualties and other claims                            142           138
    Other                                                  246           216
                                                       -------       -------
      Total railway operating expenses                   5,526         4,524
                                                       -------       -------
        Income from railway operations                     633           718

   Equity in earnings of Conrail                            --            49
   Other income - net                                      168           115
   Interest expense on debt                               (551)         (531)
                                                       -------       -------
       Income before income taxes                          250           351

   Provision for income taxes                               78           112
                                                       -------       -------

       NET INCOME                                      $   172       $   239
                                                       =======       =======
   Earnings per share:
    Basic                                              $  0.45       $  0.63
    Diluted                                               0.45          0.63



               Norfolk Southern Corporation and Subsidiaries
                        Consolidated Balance Sheets
                                (Unaudited)
                                ($ millions)

                                                            As of December 31,
                                                            ------------------
                                                            2000          1999
                                                            ----          ----
 ASSETS
 Current assets:
  Cash and cash equivalents                               $   --       $    37
  Short-term investments                                       2            14
  Accounts receivable,  net                                  411           857
  Due from Conrail                                            31            77
  Materials and supplies                                      91           100
  Deferred income taxes                                      182           134
  Other current assets                                       132           152
                                                         -------        ------
        Total current assets                                 849         1,371

 Investment in Conrail                                     6,154         6,132
 Properties less accumulated depreciation                 11,105        10,956
 Other assets                                                868           791
                                                         -------        ------
         TOTAL ASSETS                                    $18,976       $19,250
                                                         =======       =======

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
  Accounts payable                                       $   925       $   818
  Income and other taxes                                     251           163
  Notes and accounts payable to Conrail                      155           184
  Other current liabilities                                  259           256
  Current maturities of long-term debt                       297           503
                                                         -------       -------
        Total current liabilities                          1,887         1,924

 Long-term debt                                            7,339         7,556
 Other liabilities                                         1,131         1,101
 Minority interests                                           50            50
 Deferred income taxes                                     2,745         2,687
                                                         -------       -------
         TOTAL LIABILITIES                                13,152        13,318
                                                         -------       -------

 Stockholders' equity:
  Common stock $1.00 per share par value, 1,350,000,000
    shares authorized; issued 405,421,447 shares and
    404,309,672 shares, respectively                         405           404
  Additional paid-in capital                                 392           372
  Accumulated other comprehensive income                      (6)          (11)
  Retained income                                          5,053         5,187
  Less treasury stock at cost, 21,363,974 shares and
    21,627,902 shares, respectively                          (20)          (20)
                                                         -------       -------
         TOTAL STOCKHOLDERS' EQUITY                        5,824         5,932
                                                         -------       -------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $18,976       $19,250
                                                         =======       =======



               Norfolk Southern Corporation and Subsidiaries
                   Consolidated Statements of Cash Flows
                                (Unaudited)
                                ($ millions)

                                                             Years Ended
                                                             December 31,
                                                          ------------------
                                                           2000         1999
                                                           ----         ----
  CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                            $  172       $  239
   Reconciliation of net income to
    net cash provided by operating activities:
     Depreciation                                           517          489
     Deferred income taxes                                    2           85
     Equity in earnings of Conrail                          (21)         (17)
     Gains and losses on properties and investments        (160)         (62)
     Changes in assets and liabilities
      affecting operations:
       Accounts receivable                                  446         (322)
       Materials and supplies                                 9          (40)
       Other current assets and due from Conrail             60          (50)
       Current liabilities other than debt                  220          259
       Other - net                                           97          (48)
                                                        -------      -------
         Net cash provided by operating activities        1,342          533

  CASH FLOWS FROM INVESTING ACTIVITIES:
   Property additions                                      (731)        (912)
   Property sales and other transactions                    137          104
   Investments, including short-term                        (77)        (126)
   Investment sales and other transactions                   90          343
                                                        -------      -------
         Net cash used for investing activities            (581)        (591)

  CASH FLOWS FROM FINANCING ACTIVITIES:
   Dividends                                               (306)        (304)
   Common stock issued - net                                  2           14
   Proceeds from borrowings                               1,055        1,110
   Debt repayments                                       (1,549)        (730)
                                                         -------      -------
         Net cash provided by (used for)
          financing activities                             (798)          90
                                                         -------      -------
         Net increase(decrease) in cash and
          cash equivalents                                  (37)          32

  CASH AND CASH EQUIVALENTS:
   At beginning of year                                      37            5
                                                        -------      -------
   At end of year                                       $    --      $    37
                                                        =======      =======
  SUPPLEMENTAL DISCLOSURES OF CASH FLOW
   INFORMATION
    Cash paid during the year for:
     Interest (net of amounts capitalized)              $   543      $   520
     Income taxes                                       $     5      $    16